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                                                                   Exhibit 10.21


                             STOCKHOLDER AGREEMENT

       THIS STOCKHOLDER AGREEMENT (this "Agreement") dated as of October 25, 1996, is by and between JAMES GILLESPIE, an individual resident in Nevada and the sole stockholder of VPI (as hereinafter defined) ("Stockholder") and NHANCEMENT TECHNOLOGIES INC., a Delaware corporation ("Parent").

                                    RECITALS

       WHEREAS, concurrently herewith, Parent, VPI Acquisition Corporation, a wholly owned subsidiary of Parent ("Merger Subcontractor"), Stockholder and Voice Plus, Inc., a California corporation ("VPI"), are entering into an Agreement and Plan of Merger (the "Merger Agreement"), pursuant to which, and subject to the terms and conditions contained therein, Parent will exchange, together with other consideration, its common stock, $0.01 par value per share ("Parent Common Stock"), for all of the issued and outstanding capital stock of VPI (the "VPI Common Stock"), and whereupon Merger Subcontractor will be merged with and into VPI (the "Merger");

       WHEREAS, as a condition to its willingness to enter into the Merger Agreement, Parent has required that Stockholder (being the sole stockholder of VPI) enter into, and Stockholder has agreed to enter into, this Agreement;

       WHEREAS, the Board of Directors of Parent has, prior to the execution of the Merger Agreement and this Agreement, approved the Merger, the Merger Agreement and this Agreement; and

       WHEREAS, Parent and Merger Subcontractor will enter into the Merger Agreement in part in reliance on Stockholder's representations, warranties and agreements set forth in this Agreement.

                                   AGREEMENT

       NOW, THEREFORE, in consideration of the mutual covenants and agreements contained in this Agreement and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, it is agreed as follows:

       1. Agreement to Support Merger. For the period of time (the "Executory Period") from the date hereof until the Effective Time (as defined in the Merger Agreement), Stockholder agrees, subject to the terms of Section 2 hereof, to vote any and all shares of VPI Common Stock, $1.00 par value per Share, held by Stockholder, being 91,000 shares (the
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"Shares"), in favor of the Merger and against any other "Change of Control."
"Change of Control" will mean any action or agreement that would impede, interfere with, delay, postpone or attempt to discourage the Merger including, but not limited to, (a) any extraordinary corporate transaction (other than the Merger), such as a merger, other business combination, reorganization or liquidation involving VPI, (b) a sale or transfer of a material amount of assets of VPI or any of its subsidiaries, (c) any change in the management or board of directors of VPI, except as otherwise agreed to in writing by Parent, or (d) any material change in the present capitalization of VPI.

       2. Condition to Stockholder's Obligations. The obligations of the parties to perform under this Agreement upon its execution and thereafter shall be subject to the additional condition that there shall be no preliminary or permanent injunction or other order issued by any court of competent jurisdiction in effect which prohibits (i) this Agreement, or (ii) the Merger. Stockholder and Parent agree not to seek any such injunction or order and agree that they will oppose and will seek the immediate lifting of any such injunction or order.

       3. Representations, Warranties and Covenants of Stockholder. Stockholder represents, warrants and covenants to Parent as follows:

              3.1 Ownership of Shares. On the date hereof, the Shares are all of the shares of VPI Common Stock currently beneficially and of record owned by Stockholder. Stockholder does not have any rights to acquire any additional shares of VPI Common Stock. Stockholder currently has, and at the closing of the Merger will have, good, valid and marketable title to the Shares, free and clear of all liens, encumbrances, restrictions, options, warrants, rights to purchase and claims of every kind (other than the encumbrances created by this Agreement and other than restrictions on transfer under applicable Federal and State securities laws).

              3.2 Power; Binding Agreement. Stockholder has the full legal right, power and authority to enter into and perform all of Stockholder's obligations under this Agreement.

              3.3 Investment Representations. In connection with the issuance by Parent of shares of Parent Common Stock in exchange for the Shares in accordance with the Merger Agreement, Stockholder hereby represents and warrants to Parent as follows:

                     (a) Stockholder has had a reasonable opportunity to ask questions of and receive answers from Parent concerning Parent and all such questions, if any, have been answered to the full satisfaction of Stockholder; Stockholder has received all the information he considers necessary or appropriate for deciding whether to enter into the Merger Agreement and this Agreement;

                     (b) Stockholder has such knowledge and expertise in financial and business matters that Stockholder is capable of evaluating the merits and risks involved in an investment in the shares of Parent Common Stock;


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                     (c)    Stockholder understands that Parent has determined
that the exemption from the registration provisions of the Securities Act, pursuant to Regulation D thereof, which is available for non-public offerings, is applicable to the offer and sale of the shares of Parent Common Stock based, in part, upon the representations, warranties and agreements made by Stockholder herein and in Stockholder's Confidential Investor Questionnaire, previously delivered to Parent, which is true, correct and complete.

                     (d) Stockholder is acquiring the shares of Parent Common Stock for investment purposes only, solely for the account of Stockholder (and not as a nominee or agent), and not with a view towards the resale or distribution of any part thereof, and Stockholder has no present intention of selling, granting any participation in, or otherwise distributing the same and shall not sell the shares of the Parent Common Stock;

                     (e) Stockholder is an "accredited investor," as such term is defined in Rule 501(a) of the Securities Act, as indicated in the Confidential Investor Questionnaire;

                     (f) Stockholder is able to bear the economic risk of its investment in the Parent Common Stock and can afford a complete loss of such investment; and

                     (g) Subject to the provisions of Sections 3.4 and 3.5 hereof, Stockholder shall provide written notice to Parent, not less than 15 days prior to the intended date of any disposition of the shares of Parent Common Stock, specifying the number of shares of Parent Common Stock Stockholder proposes to transfer, unless such shares of the Parent Common Stock have become registered under the Securities Act.

              3.4 Transfer Restrictions on VPI Common Stock. Stockholder agrees with, and covenants to, Parent and Merger Subcontractor as follows:

                     (a) Stockholder shall not transfer (which terms shall include, without limitation, for the purposes of this Agreement, any sale, gift, pledge, alienation, assignment or other disposition, directly or indirectly, by operation of law, in connection with any merger or otherwise (collectively, a "Transfer")), or consent to any Transfer of, any or all of the Shares or any interest therein, except pursuant to the Merger;

                     (b) Stockholder shall not enter into any contract, option or other agreement or understanding with respect to any Transfer of any or all of the Shares or any interest therein;

                     (c) Stockholder shall not grant any proxy, power of attorney or other authorization in or with respect to the Shares, except for this Agreement; and

                     (d) Stockholder shall not deposit the Shares into a voting trust or enter into a voting agreement or arrangement with respect to the Shares.





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              3.5    Transfer Restrictions on Parent Common Stock.  Stockholder
is familiar with Rule 144 and Rule 145 of the Rules and Regulations of the Securities and Exchange Commission (the "SEC") under the Securities Act and understands the resale limitations imposed thereby and by the Securities Act. Stockholder represents, warrants and covenants as follows:

                     (a) Stockholder understands that the shares of Parent Common Stock received pursuant to the Merger have not been registered under the Securities Act or the securities laws of any state, based upon an exemption from such registration requirements for nonpublic offerings pursuant to Regulation D of the Securities Act and applicable state securities laws;

                     (b) Stockholder understands that the shares of Parent Common Stock received pursuant to the Merger are and will be "restricted securities" as said term is defined in Rule 144 of the Securities Act and further understands that Stockholder may be deemed to be an affiliate of VPI at the time the Merger is submitted for a vote of the stockholders of VPI;

                     (c) Stockholder understands and agrees that the shares of Parent Common Stock received pursuant to the Merger may be sold or otherwise transferred by Stockholder only (i) pursuant to an effective registration statement under the Securities Act, either pursuant to the Registration Rights Agreement attached as EXHIBIT D to the Merger Agreement (the "Registration Rights Agreement") or otherwise, (ii) subject to receipt of an opinion of counsel satisfactory to Parent that such a Transfer is permissible under the Securities Act and is in conformity with the volume, manner of sale and other limitations of Rule 145 promulgated by the SEC under the Securities Act, (iii) pursuant to a no-action letter or interpretation from the staff of the SEC (as defined in the Merger Agreement) that such Transfer is permissible under the Securities Act, or (iv) pursuant to another valid exemption under the Securities Act such as Rule 144.

                     (d) Stockholder understands and agrees that, other than as set forth in the Registration Rights Agreement, Parent is under no obligation to register the shares of Parent Common Stock under the Securities Act or any state securities laws, or to take any action to make any exemption from any such registration provisions available;

                     (e) Stockholder understands and agrees that stop transfer instructions will be given to Parent's transfer agent with respect to the shares of Parent Common Stock to be received by Stockholder pursuant to the Merger and that there will be placed on the certificates representing such shares, or any substitutions therefor, one or more of the following legends:

                            (i) THESE SHARES WERE ISSUED IN A TRANSACTION TO WHICH RULE 145 PROMULGATED UNDER THE SECURITIES ACT OF 1933 APPLIES. THESE SHARES MAY ONLY BE TRANSFERRED IN ACCORDANCE WITH THE TERMS OF SUCH RULE AND STOCKHOLDER AGREEMENT BETWEEN THE ORIGINAL HOLDER OF SUCH SHARES AND NHANCEMENT TECHNOLOGIES, INC. (THE





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              "CORPORATION"), A COPY OF WHICH AGREEMENT IS ON FILE AT THE
              PRINCIPAL OFFICES OF THE CORPORATION.

                     (ii) THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY STATE SECURITIES LAWS. NEITHER SUCH SHARES NOR ANY PORTION THEREOF OR INTEREST THEREIN MAY BE SOLD, ASSIGNED, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF UNLESS THE SAME IS REGISTERED UNDER SAID ACT AND APPLICABLE STATE SECURITIES LAWS OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE AND THE CORPORATION SHALL HAVE RECEIVED EVIDENCE OF SUCH EXEMPTION SATISFACTORY TO THE CORPORATION (WHICH MAY INCLUDE, AMONG OTHER THINGS, AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION).

                     (iii) Any legend required by the laws of the State of Delaware or applicable state securities laws.

It being understood and agreed that the legends set forth above shall be removed upon surrender of certificates bearing such legend by delivery of substitute certificates without such legend if Stockholder shall have delivered to Parent an opinion of counsel, in form and substance reasonably satisfactory to Parent, to the effect that (i) the sale or disposition of the shares represented by the surrendered certificates may be effected without registration of the offering, sale and delivery of such shares under the Securities Act, and (ii) the shares to be so transferred may be publicly offered, sold and delivered by the transferee thereof without compliance with the registration provisions of the Securities Act.

       4. Termination. This Agreement will terminate (a) when Parent and Stockholder mutually consent in writing to terminate this Agreement or (b) upon the termination of the Merger Agreement pursuant to Article 10 of the Merger Agreement. Termination of this Agreement pursuant to this Section 4 will terminate all obligations of the parties hereunder except for the obligations set forth in the provisions relating to expenses.

       5. Expenses. Each party hereto will pay all of its expenses in connection with the transactions contemplated by this Agreement, including, without limitation, the fees and expenses of its counsel and other advisers (it being acknowledged that Stockholder's expenses may be paid or reimbursed by
VPI).

       6. Certain Covenants of Parent. Parent agrees to use its reasonable best efforts to consummate the IPO (as defined in the Merger Agreement) pursuant to the terms, and subject to the conditions, contained in the Merger Agreement and to provide Stockholder the rights set forth in the Registration Rights Agreement.

       7. Notices. All notices or other communications required or permitted hereunder shall be in writing (except as otherwise provided herein) and shall be deemed duly





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given when received by delivery in person, sent by automatic receipted facsimile transmission, telex or telegram, or sent by certified mail, same day or overnight courier service, postage prepaid, return receipt requested, addressed as follows:

              If to Parent or Merger Subcontractor:
                     Nhancement Technologies, Inc.
                     1746 Cole Blvd., Suite 265
                     Golden, CO 80401
                     Attention: General Counsel
                     Fax: (303) 271-9493
                     Phone: (303) 271-0505

              If to Stockholder to:
                      James Gillespie
                     198 Country Club Drive
                     Incline Village, Nevada 89451
                     Fax: (702) 833-4588
                     Phone: (702) 833-3522

       8. Entire Agreement; Amendment. This Agreement, together with the documents expressly referred to herein, constitute the entire agreement among the parties hereto with respect to the subject matter contained herein and supersede all prior agreements and understanding among the parties with respect to such subject matter. This Agreement may not be modified, amended, altered or supplemented except by a written instrument duly executed by the parties hereto.

       9. Assigns; Assignment. This Agreement shall be binding upon, inure to the benefit of, and be enforceable by, the parties hereto and their respective successors and permitted assigns. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto without the prior written consent of the other parties.

       10. Governing Law. This Agreement, and all matters relating hereto, shall be governed by, and constituted in accordance with the laws of the State of Colorado without giving effect to the principles of conflicts of laws thereof.

       11. Certain Events. Stockholder agrees that this Agreement and the obligations hereunder shall attach to the Shares and shall be binding upon any person or entity to which legal or beneficial ownership of the Shares shall pass, whether by operation of law or otherwise, including without limitation, Stockholder's heirs, guardians, administrators or successors. In the event of any stock split, stock dividend, merger, reorganization, recapitalization or other change in the capital structure of VPI affecting the Shares, or the acquisition of additional shares of VPI Common Stock or other voting securities of VPI by Stockholder, the number of Shares shall be adjusted appropriately and this Agreement and the obligations hereunder shall attach to any





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additional shares of VPI Common Stock or other voting securities of VPI issued to or acquired by Stockholder.

       12. Stockholder Capacity. Stockholder is executing this Agreement solely in his capacity as the record and beneficial owner of the Shares and not in his capacity as a director of VPI. The parties hereto acknowledge and agree that none of the provisions herein set forth shall be deemed to restrict or limit any fiduciary duty the undersigned, or any partner of the undersigned or any of their respective affiliates, may have as a member of the Board of Directors or executive officer of VPI, or as counsel to VPI; provided, that no such duty shall excuse the undersigned from his obligation as a stockholder of VPI to vote the Shares, to the extent that they may be so voted, as herein provided and to otherwise comply with the terms and conditions of this Agreement.

       13. Enforcement. Stockholder agrees that irreparable damage would occur, and that Parent and Merger Subcontractor would not have any adequate remedy at law, in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that Parent and Merger Subcontractor shall be entitled to an injunction or injunctions to prevent breaches or threatened breaches by Stockholder or VPI of this Agreement and to enforce specifically the terms and provisions of this Agreement in any court of the United States located in the State of Colorado or in Colorado state court, this being in addition to any other remedy to which Parent and/or Merger Subcontractor may be entitled at law or in equity. In addition, each of the parties hereto irrevocably and unconditionally (i) consents to be subject to the personal jurisdiction of any federal court located in the State of Colorado or any Colorado state court in the event any dispute arises out of this Agreement or any of the transactions contemplated hereby, (ii) agrees that such party will not attempt to deny or defeat the personal jurisdiction of such courts by motion or other request for leave from any such court, (iii) agrees that such party shall not bring any action relating to this Agreement or any of the transactions contemplated hereby in any court other than a federal court sitting in the State of Colorado or a Colorado state court and (iv) that service of process may also be made on such party by prepaid certified mail with a proof of mailing receipt validated by the United States Postal Service constituting evidence of valid service, and that service made pursuant to (iv) above shall have the same legal force and effect as if served upon such party personally within the State of Colorado.


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       IN WITNESS WHEREOF, Parent has caused this Agreement to be executed by its duly authorized officer and Stockholder has executed this Agreement as of the date and year first above written.

                                        PARENT:

                                        NHANCEMENT TECHNOLOGIES, INC.


                                        By: /s/ Esmond T. Goei
                                           --------------------------
                                        Name: Esmond T. Goei
                                             ------------------------
                                        Title: President & CEO
                                              -----------------------


                                        STOCKHOLDER:


                                         /s/ James Gillespie
                                        -----------------------------
                                        James Gillespie





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